Exhibit 99.1

IonQ Announces Fourth Quarter and Full Year 2025 Financial Results
Achieves $130.0 Million of GAAP Revenues, Beating Guidance by 20%

●
Reported $130.0 Million of Annual Revenue, Representing 202% Year-Over-Year Growth, Fueled by Organic Growth and Commercial Traction
●
Beats Guidance for Both Top and Bottom Line
●
First Quantum Company with More Than $100 Million of Annual GAAP Revenue
●
Announced Agreement to Acquire SkyWater Technology, Creating Well Capitalized Merchant Supplier for Entire U.S. Quantum Industry
●
Expanded Agreement with QuantumBasel to Over $60 Million, Spanning Four Years and Four Generations of IonQ Systems
●
Sold Fifth-Generation, 100-Qubit System to KISTI, Anchoring the Country’s Largest Quantum-Classical Compute Platform and Positioning Hybrid AI, HPC, and NVIDIA Acceleration at the Core of Korea’s Next-Generation Compute Strategy
●
Scaled to Become the World’s First Full-Stack Quantum Platform Company – Leading in Quantum Computing, Quantum Networking, Quantum Sensing, Quantum Security, and Quantum Merchant Supply
●
Cash, Cash Equivalents, and Investments as of December 31, 2025 of $3.3 Billion

COLLEGE PARK, MD – February 25, 2026 – IonQ (NYSE: IONQ), the world’s leading quantum platform company, today announced financial results for the quarter and full year ending December 31, 2025.

“I am pleased to share that IonQ has once again significantly outperformed our revenue guidance range, exceeding the midpoint by 55% for the fourth quarter and 20% for the full year by delivering $61.9 million and $130.0 million respectively,” said Niccolo de Masi, Chairman and CEO. “Our strategic evolution into the world’s only full-stack quantum platform company, and strong organic growth, positions us with continued momentum to achieve $235 million in revenue for 2026, at our current guidance midpoint.”

“2025 was a year of tremendous accomplishments and both a strategic and financial inflection point for IonQ. We became the first public quantum company in history with more than $100 million in GAAP revenue. We tripled our annual revenue and accelerated to a semiconductor-based roadmap for our industry-leading quantum computers. We expanded and deepened our platform into quantum networking, quantum sensing, and quantum security. We have now integrated our capabilities to create powerful operating momentum into 2026.”

De Masi continued, “We announced an agreement to acquire SkyWater Technology, the world’s leading quantum chip foundry, to create the best capitalized and largest quantum merchant supplier in the world. SkyWater helps us build an IonQ platform that customers—especially government and other mission-driven buyers—can trust and plan around irrespective of geopolitics. Together, we intend to ensure the entire U.S. quantum industry will deliver and scale, and do so onshore with trusted processes for the good of the nation. We now offer the world’s only complete quantum platform in all domains and continents.”

Inder Singh, CFO and COO, added that “2025 represented historic growth for the company, and our results exceeded our own expectations for both top line and bottom line, as well as consensus estimates. In our 2025 revenues of $130.0 million, more than 60% came from commercial customers, demonstrating that quantum is resonating with the commercial sector. In addition, international sales comprised more than 30% of revenue, demonstrating that our quantum platform is more global. Importantly, our 2025 results included nearly 80% year-over-year organic growth, and in our 2026 guidance, we expect organic growth to be even higher. We continue our focus on building strong backlog and having a targeted view of the pipeline in order to ensure visibility in our financial planning.”

Fourth Quarter and Full Year 2025 Financial Highlights

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Recognized revenue of $61.9 million for the fourth quarter, which is 55% above the midpoint of the implied range and represents 429% year-over-year growth
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Recognized revenue of $130.0 million for the full year, which is 20% above the midpoint of the previously provided range and represents 202% year-over-year growth

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Cash, cash equivalents, and investments were $3.3 billion as of December 31, 2025
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Net income was $753.7 million and GAAP EPS was $2.13 for the fourth quarter. For the full year 2025, net loss was ($510.4) million and GAAP EPS was ($1.82)
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Adjusted EBITDA loss was ($67.4) million for the fourth quarter, and ($186.8) million for the full year*
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Adjusted EPS was ($0.20) for the fourth quarter and ($0.60) for the full year*

*Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures defined under “Non-GAAP Financial Measures,” below, and are reconciled to net loss and GAAP EPS, the closest comparable GAAP measures, respectively, at the end of this release.

Fourth Quarter and Recent Business Highlights

●
Expanded Agreement with QuantumBasel to Over $60 Million, Spanning Four Years and Four Generations of IonQ Systems
●
Sold Fifth-Generation, 100-Qubit System to KISTI, Anchoring the Country’s Largest Quantum-Classical Compute Platform and Positioning Hybrid AI, HPC, and NVIDIA Acceleration at the Core of Korea’s Next-Generation Compute Strategy
●
Continued Innovation in Quantum-Enabled Life Sciences via Strategic Collaboration with CCRM to Accelerate Development of Advanced Therapeutics
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Deployed Large-Scale, Operational, National Quantum Networks in Switzerland, Slovakia and Romania
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Selected by DARPA for Phase B of the Quantum Benchmarking Initiative, Reflecting IonQ’s Demonstrated Quantum Capabilities

2026 Financial Outlook

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For the full year 2026, IonQ expects revenue to be between $225 million and $245 million, with between $48 million and $51 million for the first quarter
●
For the full year 2026, IonQ anticipates an Adjusted EBITDA loss of between ($330) million and ($310) million*

*Adjusted EBITDA is a non-GAAP financial measure defined under “Non-GAAP Financial Measures,” below. The Company is unable to provide a reconciliation of forward-looking Adjusted EBITDA without unreasonable effort because of the uncertainty and potential variability in amount and timing of certain charges, including the change in the fair value of warrant liabilities, which are reconciling items between GAAP net income (loss) and Adjusted EBITDA and could significantly impact GAAP results.

Fourth Quarter and Full Year 2025 Conference Call

IonQ will host a conference call at 4:30 p.m. Eastern time today to discuss its results for the fourth quarter ended December 31, 2025 and to provide a business update. The call will be accessible by telephone at 1-888-349-0106 (domestic) or 1-412-902-0131 (international). The call will also be available live via webcast on the company’s website here, or directly here. A telephone replay of the conference call will be available approximately three hours after its conclusion at 1-855-669-9658 (domestic) or +1-412-317-0088 (international) with access code 3269425 and will be available until 11:59 PM Eastern time, March 11, 2026. An archive of the webcast will also be available here shortly after the call and will remain available for one year.

Upcoming Q1 2026 Conference Participation

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IonQ to participate in the Morgan Stanley Technology, Media & Telecom Conference taking place on Wednesday March 4, 2026. A webcast link to the fireside chat will be available on our investor relations website.

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IonQ to participate in the Cantor Global Technology & Industrial Growth Conference, taking place on Wednesday March 11, 2026. A webcast link will be available on our investor relations website.

Non-GAAP Financial Measures

To supplement IonQ’s condensed consolidated financial statements presented in accordance with GAAP, IonQ uses non-GAAP measures of certain components of financial performance. Adjusted EBITDA and Adjusted EPS are financial measures that are not required by or presented in accordance with GAAP. Management believes that these measures provide investors additional meaningful methods to evaluate certain aspects of the Company’s results period over period.

Adjusted EBITDA is defined as net loss attributable to IonQ, Inc. before net loss attributable to noncontrolling interests, interest income, interest expense, income tax (benefit) expense, depreciation and amortization, stock-based compensation, executive cash-based severance, change in fair value of warrant liabilities, offering costs associated with warrants and acquisition transaction and integration costs. Adjusted EPS is defined as earnings per share, or EPS, excluding the impact of stock-based compensation, executive cash-based severance, change in fair value of warrant liabilities, offering costs associated with warrants and acquisition transaction and integration costs. IonQ uses Adjusted EBITDA and Adjusted EPS to measure the operating performance of its business, excluding specifically identified items that it does not believe directly reflect its core operations and that may not be indicative of recurring operations.

The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the financial results prepared in accordance with GAAP, and IonQ’s non-GAAP measures may be different from non-GAAP measures used by other companies. IonQ shows a reconciliation of its non-GAAP measures to the most directly comparable GAAP measures at the end of this release.

About IonQ

IonQ, Inc. [NYSE: IONQ] is the world’s leading quantum platform and merchant supplier - delivering integrated quantum solutions across computing, networking, sensing, and security. IonQ’s newest generation of quantum computers, the forthcoming IonQ Tempo, will be the latest in a line of cutting-edge systems that have been helping customers and partners including Amazon Web Services, AstraZeneca, and NVIDIA achieve 20x performance results and accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. In 2025, the company achieved 99.99% two-qubit gate fidelity, setting a world record in quantum computing performance.

Headquartered in College Park, Maryland, IonQ has operations in California, Colorado, Massachusetts, Tennessee, Washington, Italy, South Korea, Sweden, Switzerland, Toronto, and the United Kingdom. Our quantum computing services are available through all major cloud providers, while we also meet the needs of networking and sensing customers across land, sea, air, and space. IonQ is making quantum platforms more accessible and impactful than ever before. Learn more at IonQ.com.

Note to Investors Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements contained in this press release other than statements of historical fact are forward-looking statements, including statements regarding our guidance as to future financial and operational results, and the expected timing of the closing of our planned acquisition of SkyWater Technology, Inc., or SkyWater. In some cases, you can identify these statements by forward-looking words such as “pending,” “look forward,” “accelerate,” “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “could,” “would,” “may,” “will,” “forecast,” “confident,” “position” and other similar expressions. These statements are only predictions based on our expectations and projections about future events as of the date of this press release and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements, including, among others, those described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement we make. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Notes on SkyWater Technology, Inc.

The financial results and outlook disclosed in this press release do not reflect the impact of the pending acquisition of SkyWater, which was announced on January 26, 2026. The transaction is expected to close in the second or third quarter of 2026, subject to approval by SkyWater shareholders, receipt of required regulatory approvals and satisfaction of other customary closing conditions.

Important Information and Where to Find It

In connection with the pending acquisition (the “Merger”) of SkyWater by IonQ, Inc. (the “Company”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will include a prospectus with respect to the shares of Company common stock to be issued in the Merger and a proxy statement for SkyWater’s stockholders (the “Proxy Statement/Prospectus”), and SkyWater intends to file with the SEC the proxy statement. The definitive proxy statement (if and when available following the effectiveness of the Registration Statement) will be mailed to stockholders of SkyWater. Each of the Company and SkyWater may also file with or furnish to the SEC other relevant documents regarding the Merger. This communication is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that the Company or SkyWater may file with the SEC or mail to SkyWater’s stockholders in connection with the Merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND SKYWATER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, SKYWATER, THE MERGER AND RELATED MATTERS. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at investors.ionq.com. The documents filed by SkyWater with the SEC also may be obtained free of charge at SkyWater’s website at ir.skywatertechnology.com.

Participants in the Solicitation

The Company, SkyWater and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SkyWater in connection with the Merger under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and SkyWater and other persons who may be deemed to be participants in the solicitation of stockholders of SkyWater in connection with the Merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus, which will be filed with the SEC. Information about SkyWater’s directors and executive officers is set forth in SkyWater’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 8, 2025, SkyWater’s Annual Report on Form 10-K for the year ended December 29, 2024 and any subsequent filings with the SEC. Information about certain of the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 28, 2025 and any subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Merger may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

IonQ, Inc.

Condensed Consolidated Statements of Operations

(unaudited)

(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$61,890	$11,710	$130,016	$43,073
Costs and expenses:
Cost of revenue (excluding depreciation and amortization)	43,593	5,045	77,488	20,597
Research and development	96,095	40,077	305,705	136,827
Sales and marketing	19,519	8,927	53,447	28,395
General and administrative	90,669	29,660	245,087	71,055
Depreciation and amortization	40,645	5,504	82,004	18,654
Total operating costs and expenses	290,521	89,213	763,731	275,528
Loss from operations	(228,631)	(77,503)	(633,715)	(232,455)
Gain (loss) on change in fair value of warrant liabilities	949,640	(128,505)	66,710	(117,107)
Interest income, net	29,528	4,141	55,997	18,249
Offering costs associated with warrants	(22,867)	—	(45,714)	—
Other income (expense), net	726	(111)	29	(275)
Income (loss) before income tax expense	728,396	(201,978)	(556,693)	(331,588)
Income tax benefit (expense)	24,877	(20)	44,572	(59)
Net income (loss)	$753,273	$(201,998)	$(512,121)	$(331,647)
Net income (loss) attributable to noncontrolling interests	(394)	—	(1,743)	—
Net income (loss) attributable to IonQ, Inc.	$753,667	$(201,998)	$(510,378)	$(331,647)
Net income (loss) per share attributable to IonQ, Inc. common stockholders
Basic	$2.13	$(0.93)	$(1.82)	$(1.56)
Diluted	$1.93	$(0.93)	$(1.82)	$(1.56)
Weighted average shares used in computing net income (loss) per share attributable to IonQ, Inc. common stockholders
Basic	345,739,278	217,947,427	280,345,046	213,029,365
Diluted	368,982,917	217,947,427	280,345,046	213,029,365

IonQ, Inc.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands)

	December 31,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$1,030,865	$54,393
Short-term investments	1,361,291	285,896
Accounts receivable, net	66,532	10,188
Prepaid expenses and other current assets	127,751	28,325
Total current assets	2,586,439	378,802
Long-term investments	944,643	23,545
Property and equipment, net	120,145	52,761
Operating lease right-of-use assets	22,724	9,470
Intangible assets, net	767,432	29,469
Goodwill	1,963,584	9,904
Other noncurrent assets	165,391	4,437
Total Assets	$6,570,358	$508,388
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$26,138	$5,230
Accrued expenses and other current liabilities	89,721	16,811
Current portion of operating lease liabilities	8,850	3,366
Unearned revenue	42,116	10,678
Total current liabilities	166,825	36,085
Operating lease liabilities, net of current portion	21,171	14,359
Unearned revenue, net of current portion	1,921	—
Warrant liabilities	2,471,577	70,688
Other noncurrent liabilities	95,172	3,394
Total liabilities	$2,756,666	$124,526
Stockholders’ Equity:
Common stock	$36	$22
Additional paid-in capital	5,006,250	1,067,403
Accumulated deficit	(1,194,098)	(683,720)
Accumulated other comprehensive income (loss)	(12,671)	157
Total IonQ, Inc. stockholders' equity	3,799,517	383,862
Noncontrolling interests	14,175	—
Total stockholders’ equity	3,813,692	383,862
Total Liabilities and Stockholders’ Equity	$6,570,358	$508,388

IonQ, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited)

(in thousands)

	Year Ended December 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(512,121)	$(331,647)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	82,004	18,654
Stock-based compensation	312,032	106,878
(Gain) loss on change in fair value of warrant liabilities	(66,710)	117,107
Offering costs associated with warrants	45,714	—
Deferred income taxes	(44,868)	—
Amortization of premiums and accretion of discounts on available-for-sale securities	(8,323)	(8,804)
Other, net	18,366	5,323
Changes in operating assets and liabilities:
Accounts receivable	(37,667)	1,609
Prepaid expenses and other current assets	(72,171)	(15,200)
Accounts payable	(7,636)	(601)
Accrued expenses and other current liabilities	7,382	(411)
Unearned revenue	9,285	(1,752)
Other assets and liabilities	(8,474)	3,161
Net cash provided by (used in) operating activities	$(283,187)	$(105,683)
Cash flows from investing activities:
Purchases of property and equipment	(16,417)	(17,992)
Purchases of available-for-sale securities	(2,669,300)	(296,329)
Maturities of available-for-sale securities	682,830	418,082
Purchases of privately-held securities	(88,500)	—
Businesses acquired, net of cash paid and acquired	523	(15,454)
Other investing, net	(4,224)	(5,577)
Net cash provided by (used in) investing activities	$(2,095,088)	$82,730
Cash flows from financing activities:
Proceeds from common stock and warrant issuance, net of issuance costs	3,312,541	—
Proceeds from stock options exercised	26,744	8,012
Proceeds from warrants exercised	11,436	33,437
Other financing, net	7,881	238
Net cash provided by (used in) financing activities	$3,358,602	$41,687
Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	581	25
Net change in cash, cash equivalents and restricted cash	980,908	18,759
Cash, cash equivalents and restricted cash at the beginning of the period	56,840	38,081
Cash, cash equivalents and restricted cash at the end of the period	$1,037,748	$56,840

IonQ, Inc.

Reconciliation of Non-GAAP Financial Measures

(unaudited)

(in thousands, except per share data)

Net Loss to Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net income (loss) attributable to IonQ, Inc.	$753,667	$(201,998)	$(510,378)	$(331,647)
Net income (loss) attributable to noncontrolling interests	(394)	—	(1,743)	—
Interest income, net	(29,528)	(4,141)	(55,997)	(18,249)
Interest expense	—	—	—	—
Income tax (benefit) expense	(24,877)	20	(44,572)	59
Depreciation and amortization	40,645	5,504	82,004	18,654
Stock-based compensation	106,666	39,271	312,032	106,878
Executive cash based-severance	2,026	—	9,418	—
(Gain) loss on change in fair value of warrant liabilities	(949,640)	128,505	(66,710)	117,107
Offering costs associated with warrants	22,867	—	45,714	—
Acquisition transaction and integration costs	11,175	1,526	43,479	1,526
Adjusted EBITDA	$(67,393)	$(31,313)	$(186,753)	$(105,672)

Net Loss per Share to Adjusted EPS

	Three Months Ended December 31,
	2025		2024
	Amount	Per Share	Amount	Per Share
Net income (loss) per share attributable to IonQ, Inc. common stockholders		$2.13		$(0.93)
Stock-based compensation	$106,666	0.31	$39,271	0.18
Executive cash-based severance	2,026	0.01	—	—
(Gain) loss on change in fair value of warrant liabilities	(949,640)	(2.75)	128,505	0.59
Offering costs associated with warrants	22,867	0.07	—	—
Acquisition transaction and integration costs	11,175	0.03	1,526	0.01
Adjusted EPS		$(0.20)		$(0.15)

	Year Ended December 31,
	2025		2024
	Amount	Per Share	Amount	Per Share
Net income (loss) per share attributable to IonQ, Inc. common stockholders		$(1.82)		$(1.56)
Stock-based compensation	$312,032	1.11	$106,878	0.50
Executive cash-based severance	9,418	0.03	—	—
(Gain) loss on change in fair value of warrant liabilities	(66,710)	(0.24)	117,107	0.55
Offering costs associated with warrants	45,714	0.16	—	—
Acquisition transaction and integration costs	43,479	0.16	1,526	0.01
Adjusted EPS		$(0.60)		$(0.50)

Contacts

IonQ Media Contact:

Cheryl Krauss

cheryl.krauss@ionq.co

Tor Constantino

tor.constantino@ionq.co

IonQ Investor Contact:

investors@ionq.co